UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
NOVEMBER 13, 2007

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 13, 2007, the Board of Directors of First Mid-Illinois Bancshares, Inc. (the “Company”) adopted an amendment and restatement of the Company’s Restated Bylaws, as Amended.  The amendment and restatement to the existing bylaws took effect immediately upon adoption by the Board of Directors.  A copy of the Amended and Restated Bylaws of the Company, marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.1.  A complete copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.2.

These amendments to the Amended and Restated Bylaws include the following:

(i)
Amendment to Article II Section 2 to change the time of the annual meetings of stockholders, commencing with the year 2008, from 11:00 a.m. on the third Wednesday in May to 4:00 p.m. on the last Wednesday of April.

(ii)
Amendment to Article II Section 4 to add the following as the new third sentence thereof, to provide for the security of electronic stockholder information: “In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to the stockholders of the Corporation.”

(iii)
Amendment to Article III to remove Section 2 in order to provide that the first meeting of each newly elected board of directors be held in a manner consistent with other regular or special board of director meetings.

(iv)
Amendment to Article III Sections 3 and 5 to allow for electronic transmission in connection with the calling of special meetings of the board of directors and in connection with the board of directors taking action by written consent.

(v)
Amendment to Article IV Section 1 to add the following to the end of the last sentence thereof in order to expand the type of permissible electronic transmission with respect to the types of notice that may be given to directors: “or, to the extent permissible under Section 232 of the Delaware Corporation Law, other electronic transmission to the number or address specified in the records of the Corporation.”

(vi)
Amendment to Article IV Section 2 to allow for waivers of certain notice requirements to be given electronic transmission by adding “or a waiver by electronic transmission by the person entitled to notice” after the words “signed by the person or persons entitled to said notice.”

(vii)
Amendment to Article VI Section 1 to specifically provide for uncertificated shares by (a) adding the words “Uncertificated Shares” after the words “Certificates of Stock” in the heading thereof, (b) adding the following as the new first sentence thereof: “Some, all or any series of shares of the Corporation may be uncertificated shares.”, and (c) inserting “Notwithstanding the Corporation’s authority to issue uncertificated shares,” before the word “every” in what will then be the second sentence.

(viii)
Amendment to Article VI Section 4 to provide for further regulation of uncertificated shares by adding the following as the new last sentence thereof: “The board of directors may make such additional rules and regulations concerning the issue, transfer and registration of certificates for shares or uncertificated shares as it may deem necessary but that are not inconsistent with these by-laws.”

(ix)
Amendment to Article VI to add the following sentences as the new Section 6: “If no record date is fixed by the board of directors with regard to determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the record date shall be at the close of business on the next day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  If no record date is fixed by the Board of Directors with regard to determining stockholders entitled to express consent to corporate action without a meeting, when no prior action by the board of directors is required by the certificate of incorporation of the Corporation or by statute, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered in the manner required by law to the Corporation at its registered office in the State of Delaware or at its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Corporation’s stockholders are recorded; and if no record date has been fixed by the board of directors and prior action by the board of directors is required by the certificate of incorporation or by statute, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.  If no record date is fixed by the board of directors with regard to determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the record date shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.”

(x)
Amendment to Article VI to add the following sentences as the new Section 7: “Only those who shall be stockholders of record on the record date so fixed as aforesaid shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to consent to such corporate action in writing, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, as the case may be, notwithstanding the transfer of any stock on the books of the Corporation after the applicable record date.”

(xi)
Amendment to Article VII defining “electronic transmission” by adding Section 6 with (a) the following heading: “Electronic Transmissions” and (b) the following sentence under such heading: “For purposes of these by-laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient, and that may be directly reproduced in paper form by such recipient through an automated process.”

(xii)
In addition, non-substantive language and conforming changes, generally to make the provisions gender neutral, and other technical updates were made in Article I (Offices) Section 2; Article II (Meetings of Stockholders) Sections 4, 5, 9, 10 and 11; Article III (Meetings of the Board of Directors) Sections 1, 2 as amended, 3 as amended and 5 as amended, Section 6 as amended (Committee of Directors), and Section 8 as amended (Compensation of Directors); Article IV (Notices) Section 1; Article V (Officers) Sections 1, 4 and 5, Sections 6 and 7 (The President), Section 8 (The Vice-Presidents) Sections 9 and 10 (The Secretary and Assistant Secretary), and Sections 11, 12, 13 and 14 (The Treasurer and Assistant Treasurers); Article VI (Certificates of Stock; Uncertificated Shares) Sections 1 and 2, Section 3 (Lost Certificates), Section 4 (Transfer of Stock), Section 5 (Fixing Record Date), and Section 8 as amended (Registered Stockholders); Article VII (General Provisions) Section 1 and 2 (Dividends), Section 3 (Checks), Section 4 (Fiscal Year), and Section 5 (Seal).  In addition certain sections were renumbered to reflect the addition and deletion of various sections.

The foregoing is merely a summary of the material terms of the amendments to the Amended and Restated Bylaws and does not purport to be complete and is qualified in its entirety by the Amended and Restated Bylaws marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 3.1, and the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 3.1
Amended and Restated Bylaws of First Mid-Illinois Bancshares, Inc., as amended as of November 13, 2007, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

Exhibit 3.2	Amended and Restated Bylaws of First Mid-Illinois Bancshares, Inc., as amended as of November 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated:  November 14, 2007                                                                  /s/ William S. Rowland

William S. Rowland
President and Chief Executive Officer